                               SUBJECT TO REVISION
                     SERIES TERM SHEET DATED JANUARY 8, 2001


                 DISCOVER(R) CARD MASTER TRUST I, SERIES 2001-2
                $1,000,000,000 FLOATING RATE CLASS A CERTIFICATES
                 $52,632,000 FLOATING RATE CLASS B CERTIFICATES

                                  DISCOVER BANK
                      MASTER SERVICER, SERVICER AND SELLER

         THE CERTIFICATES REPRESENT INTERESTS IN THE DISCOVER CARD MASTER TRUST
I. THE CERTIFICATES ARE NOT OBLIGATIONS OF DISCOVER BANK OR ANY OF ITS AFFILIATES, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING CREDIT CARD RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

         THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. YOU SHOULD READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE TRUST AND THE DISCOVER CARD PORTFOLIO MAY NOT PERFORM IN THE FUTURE AS THEY HAVE PERFORMED IN THE PAST. PRICE AND AVAILABILITY OF THE CERTIFICATES MAY CHANGE WITHOUT NOTICE.

         WE HAVE PREPARED THIS SERIES TERM SHEET SOLELY FOR INFORMATIONAL PURPOSES. THIS SERIES TERM SHEET IS NOT AN OFFER TO BUY OR SELL ANY SECURITY, NOR IS IT A REQUEST TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. DISCOVER BANK MAY NOT OFFER OR SELL THE CERTIFICATES IN ANY STATE WHERE THE OFFER OR SALE IS PROHIBITED. DISCOVER BANK WILL NOT SELL YOU ANY OF THE CERTIFICATES UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITERS MAY HOLD OR TRADE SECURITIES OF THE TRUST OR DISCOVER BANK AND MAY ALSO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND DISCOVER BANK.

MORGAN STANLEY DEAN WITTER

                    BANC OF AMERICA SECURITIES LLC

                                            BARCLAYS CAPITAL

                                                       DRESDNER KLEINWORT BENSON


         THIS SERIES TERM SHEET MAY NOT BE DISTRIBUTED TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

         This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 2001-2 Supplement to the Pooling and Servicing Agreement.

TITLE OF SECURITIES.......................    Discover Card Master Trust I,
                                              Series 2001-2 Floating Rate Class
                                              A Credit Card Pass-Through
                                              Certificates and Discover Card
                                              Master Trust I, Series 2001-2
                                              Floating Rate Class B Credit Card
                                              Pass-Through Certificates.

INTEREST RATE.............................    Class A Certificates:  LIBOR plus
                                              ___% per year.

                                              Class B Certificates: LIBOR plus
                                              ___% per year.

                                              The trustee will calculate
                                              interest on the certificates on
                                              the basis of the actual number of
                                              days elapsed and a 360-day year.

                                              "LIBOR" will mean the London
                                              interbank offered rate for
                                              one-month United States dollar
                                              deposits, determined two business
                                              days before the start of each
                                              interest accrual period.

INTEREST PAYMENT DATES....................    The 15th day of each month, or the
                                              next business day, beginning in
                                              February 2001.

EXPECTED MATURITY DATES...................    Class A Certificates: January 15,
                                              2006, or the next business day. If
                                              an Amortization Event occurs, the
                                              trust will pay principal monthly
                                              and the final principal payment
                                              may be made before or after
                                              January 15, 2006.

                                              Class B Certificates: February 15,
                                              2006, or the next business day. If
                                              an Amortization Event occurs, the
                                              trust will pay principal monthly
                                              and the final payment of principal
                                              may be made either before or after
                                              February 15, 2006. The trust must
                                              generally pay all Class A
                                              principal before it pays any Class
                                              B principal.

                                              An "Amortization Event" is an
                                              event that will cause the trust to
                                              begin repaying principal on a
                                              monthly basis.

SERIES TERMINATION DATE...................    The first business day following
                                              July 15, 2008, or if July 15, 2008
                                              is not a business day, the second
                                              business day following July 15,
                                              2008. The Series Termination Date
                                              is the last day on which the trust
                                              will pay principal on the
                                              certificates.

SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT)..............    The Class B Certificates are
                                              subordinated to the Class A
                                              Certificates, up to a specified
                                              dollar amount, known as the
                                              "Available Subordinated Amount."

AVAILABLE SUBORDINATED AMOUNT.............    Initially $131,579,000, which may
                                              be reduced, reinstated or
                                              increased from time to time. The
                                              Available Subordinated Amount will
                                              increase by:


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                                              -  $5,263,160 after a Supplemental
                                                 Credit Enhancement Event, if
                                                 Discover Bank has not made an
                                                 Effective Alternative Credit
                                                 Support Election;

                                              -  $47,368,440 after an Effective
                                                 Alternative Credit Support
                                                 Election, if a Supplemental
                                                 Credit Enhancement Event has
                                                 occurred; or

                                              -  $52,631,600 after an Effective
                                                 Alternative Credit Support
                                                 Election, if a Supplemental
                                                 Credit Enhancement Event has
                                                 not occurred.

                                              A "Supplemental Credit Enhancement
                                              Event" will occur the first time
                                              Standard & Poor's Ratings Services
                                              withdraws the long-term debt or
                                              deposit rating of Discover Bank,
                                              or an additional seller, if any,
                                              or reduces this rating below BBB-.

                                              "Effective Alternative Credit
                                              Support Election" will mean an
                                              effective election made by
                                              Discover Bank to change the way in
                                              which the trust allocates finance
                                              charge collections to this Series.
                                              To make this election, Discover
                                              Bank must deposit additional funds
                                              into the cash collateral account
                                              discussed below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT)..............    Discover Bank will arrange to have
                                              a cash collateral account
                                              established and funded with
                                              $78,947,400 for the direct benefit
                                              of the Class B investors, the
                                              "Credit Enhancement Account," on
                                              the date the certificates are
                                              issued. The trustee may withdraw
                                              funds from this account to
                                              reimburse the Class B investors
                                              for amounts that would otherwise
                                              reduce their interest in the trust
                                              or affect their interest payments.

                                              The amount on deposit in this
                                              account may decrease or increase
                                              on future Distribution Dates. A
                                              "Distribution Date" is the 15th
                                              calendar day of each month, or the
                                              next business day, beginning in
                                              February 2001.

                                              The maximum amount of Credit
                                              Enhancement as of any Distribution
                                              Date will be:

                                              Before a Supplemental Credit
                                              Enhancement Event or an Effective
                                              Alternative Credit Support
                                              Election

                                              -  7.5% of the Series Investor
                                                 Interest as of the end of the
                                                 preceding month, but not less
                                                 than $10,526,320; or

                                              After a Supplemental Credit
                                              Enhancement Event but before an
                                              Effective Alternative Credit
                                              Support Election



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


                                              -  8.0% of the Series Investor
                                                 Interest as of the end of the
                                                 preceding month, but not less
                                                 than $10,526,320; or

                                              After an Effective Alternative
                                              Credit Support Election

                                              -  12.5% of the Series Investor
                                                 Interest as of the end of the
                                                 preceding month, but not less
                                                 than $10,526,320.

                                              However, if an Amortization Event
                                              has occurred, the maximum amount
                                              of Credit Enhancement will be the
                                              amount on deposit in the Credit
                                              Enhancement Account on the
                                              Distribution Date immediately
                                              before the Amortization Event
                                              occurred.

                                              "Series Investor Interest" will
                                              mean $1,052,632,000 minus

                                              -  the amount of principal
                                                 collections on deposit for the
                                                 benefit of investors in this
                                                 Series, after giving effect to
                                                 losses of principal on
                                                 investments of these funds,

                                              -  the aggregate amount of
                                                 principal previously paid to
                                                 investors in this Series, and

                                              -  the aggregate amount of
                                                 investor losses resulting from
                                                 accounts in which the
                                                 receivables have been
                                                 charged-off as uncollectible,
                                                 after giving effect to all
                                                 provisions in the Series
                                                 Supplement to reimburse these
                                                 charged-off amounts.

THE RECEIVABLES...........................    The receivables in the Accounts
                                              included in the trust as of
                                              December 1, 2000 totaled
                                              $33,817,556,119.54.

GROUP EXCESS SPREAD.......................    The certificates initially will be
                                              included in the "Group One" group
                                              of series. The three-month rolling
                                              average Group Excess Spread
                                              Percentage, as defined below, will
                                              be 4.24% for the Distribution Date
                                              in January 2001.

                                              "Group Excess Spread Percentage"
                                              for any Distribution Date is a
                                              percentage calculated by
                                              multiplying:

                                              -  twelve, by

                                              -  an amount for all series in
                                                 Group One equal to

                                                 -  the total amount of finance
                                                    charge collections,
                                                    investment income and other
                                                    similar collections
                                                    allocable to each series for
                                                    the prior calendar month,
                                                    minus

                                                 -  the total amount of interest
                                                    and certain fees payable for
                                                    each series and the amount
                                                    of receivables allocable to
                                                    each series that have



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                                                    been charged off as
                                                    uncollectible for the prior
                                                    calendar month;

                                              and then dividing the product by
                                              an amount equal to the sum of all
                                              investor interests for each series
                                              in Group One, in each case for the
                                              Distribution Date.

RATING OF THE INVESTOR CERTIFICATES.......    The trust will only issue the
                                              certificates if Standard & Poor's
                                              has rated the Class A Certificates
                                              "AAA" and the Class B Certificates
                                              at least "A" and Moody's Investors
                                              Service, Inc. has rated the Class
                                              A Certificates "Aaa" and has rated
                                              the Class B Certificates at least
                                              "A2."

ERISA CONSIDERATIONS......................    Discover Bank believes that
                                              employee benefit plans subject to
                                              ERISA may acquire Class A
                                              Certificates; however, advisers to
                                              these plans should consult their
                                              own counsel. Employee benefit
                                              plans subject to ERISA may not
                                              acquire the Class B Certificates.

LISTING...................................    Discover Bank expects to list the
                                              certificates on the Luxembourg
                                              Stock Exchange to facilitate
                                              trading in non-U.S. markets.









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                           COMPOSITION OF THE ACCOUNTS

         We have set forth information below about the Accounts that are part of the trust. We provide additional information about all accounts in the Discover Card portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

         GEOGRAPHIC DISTRIBUTION. As of December 1, 2000, the following five states had the largest receivables balances :

                                                       PERCENTAGE OF TOTAL
                                                           RECEIVABLES
               STATE                                 BALANCE IN THE ACCOUNTS
               -----                                 -----------------------

               California.....................                10.9%
               Texas..........................                 9.1%
               New York.......................                 7.0%
               Florida........................                 6.0%
               Illinois.......................                 5.2%

         CREDIT LIMIT INFORMATION. As of December 1, 2000, the Accounts had the following credit limits:

                                                 RECEIVABLES     PERCENTAGE OF
                                                 OUTSTANDING   TOTAL RECEIVABLES
    CREDIT LIMIT                                   (000'S)        OUTSTANDING
    ------------                                   -------        -----------
    Less than or equal to $1,000.00..........    $   410,720          1.2%
    $1,000.01 to $2,000.00...................    $ 1,691,856          5.0%
    $2,000.01 to $3,000.00...................    $ 2,014,869          6.0%
    Over $3,000.00...........................    $29,700,111         87.8%
                                                 -----------        ------
      Total..................................    $33,817,556        100.0%
                                                 ===========        ======

         SEASONING. As of December 1, 2000, 87.9% of the Accounts were at least 24 months old. The ages of Accounts as of December 1, 2000 were distributed as follows:

                                                  PERCENTAGE        PERCENTAGE
              AGE OF ACCOUNTS                     OF ACCOUNTS       OF BALANCES
              ---------------                     -----------       -----------
              Less than 12 Months............          4.6%             5.7%
              12 to 23 Months................          7.5%             7.9%
              24 to 35 Months................          4.5%             2.8%
              36 Months and Greater..........         83.4%            83.6%
                                                     ------           ------
                                                     100.0%           100.0%
                                                     ======           ======


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

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of December 1, 2000, the Accounts had the following delinquency statuses:

                                                    AGGREGATE
                                                     BALANCES     PERCENTAGE
                PAYMENT STATUS                       (000'S)      OF BALANCES
                --------------                       -------      -----------
                Current........................    $29,426,683        87.1%
                1 to 29 Days...................    $ 2,134,340         6.3%
                30 to 59 Days..................    $   784,060         2.3%
                60 to 89 Days..................    $   540,743         1.6%
                90 to 119 Days.................    $   382,037         1.1%
                120 to 149 Days................    $   300,479         0.9%
                150 to 179 Days................    $   249,214         0.7%
                                                   -----------      -------
                                                   $33,817,556       100.0%
                                                   ===========       ======

                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

         GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of November 30, 2000, the following five states had the largest receivables balances:

                                         PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                                OF DISCOVER CARD PORTFOLIO
                STATE                            AS OF NOVEMBER 30, 2000
                -----                            -----------------------

                California...............                11.4%
                Texas....................                 8.9%
                New York.................                 7.2%
                Florida..................                 6.0%
                Illinois.................                 5.2%

         No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of November 30, 2000.

         CREDIT LIMIT INFORMATION. As of November 30, 2000, the accounts in the Discover Card portfolio had the following credit limits:

                                                                   PERCENTAGE
                                                     RECEIVABLES    OF TOTAL
                                                     OUTSTANDING   RECEIVABLES
         CREDIT LIMIT                                   (000'S)    OUTSTANDING
         ------------                                -----------   -----------
         Less than or equal to $1,000.00.........    $   633,824       1.5%
         $1,000.01 to $2,000.00..................    $ 2,125,994       4.8%
         $2,000.01 to $3,000.00..................    $ 2,439,934       5.5%
         Over $3,000.00..........................    $38,985,010      88.2%
                                                     -----------      -----
           Total.................................    $44,184,762     100.0%
                                                     ===========     ======



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

         SEASONING. As of November 30, 2000, 73.0% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of November 30, 2000 were distributed as follows:

                                                      PERCENTAGE   PERCENTAGE
              AGE OF ACCOUNTS                        OF ACCOUNTS   OF BALANCES
              ---------------                        -----------   -----------
              Less than 12 Months.................       14.2%        16.8%
              12 to 23 Months.....................       12.8%        13.2%
              24 to 35 Months.....................        3.9%         2.4%
              36 Months and Greater...............       69.1%        67.6%
                                                        ------       ------
                                                        100.0%       100.0%
                                                        ======       ======

         SUMMARY YIELD INFORMATION. Discover Bank calculates the monthly yield for the Discover Card portfolio by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, and overlimit fees. Aggregate monthly yield is the average of monthly yields annualized for each period shown. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:

                                                   YEAR ENDED NOVEMBER 30,
                                                -----------------------------
                                                2000         1999        1998
                                                ----         ----        ----
               Aggregate Monthly Yields
                   Excluding Recoveries        16.34%       17.48%      18.02%
                   Including Recoveries        16.97%       18.26%      18.76%

         Recoveries received with respect to receivables in the trust that have been charged off as uncollectible, including the proceeds of sales of these receivables by the trust, but excluding proceeds of sales of charged-off receivables that Discover Bank has removed from the trust, are included in the trust and are treated as finance charge collections.

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of November 30, 2000, the accounts in the Discover Card portfolio had the following delinquency statuses:

                                                AGGREGATE
                                                 BALANCES            PERCENTAGE
  PAYMENT STATUS                                 (000'S)            OF BALANCES
  --------------                              --------------        -----------
  Current...............................      $   38,944,275            88.1%
  1 to 29 Days..........................      $    2,593,104             5.9%
  30 to 59 Days.........................      $      925,343             2.1%
  60 to 89 Days.........................      $      634,550             1.4%
  90 to 119 Days........................      $      446,540             1.0%
  120 to 149 Days.......................      $      350,347             0.8%
  150 to 179 Days.......................      $      290,603             0.7%
                                              --------------           ------
                                              $   44,184,762           100.0%
                                              ==============           ======



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         SUMMARY HISTORICAL DELINQUENCY INFORMATION.  The accounts in the
Discover Card portfolio had the following historical delinquency rates:

                               AVERAGE OF TWELVE MONTHS ENDED NOVEMBER 30,
                --------------------------------------------------------------------------
                                2000                   1999                       1998
                                ----                   ----                       ----
                DELINQUENT              DELINQUENT                DELINQUENT
                  AMOUNT                  AMOUNT                    AMOUNT
                 (000'S)     PERCENTAGE   (000'S)    PERCENTAGE    (000'S)      PERCENTAGE
                 -------     ----------   -------    ----------    -------      ----------
30-59 Days..... $  831,836      2.0%    $  791,325      2.6%      $  759,521       2.6%
60-89 Days..... $  547,193      1.3%    $  471,838      1.5%      $  456,059       1.5%
90-179 Days.... $  930,066      2.3%    $  815,619      2.6%      $  853,961       2.9%
                ----------      ---     ----------      ---       ----------       ---
  Total........ $2,309,095      5.6%    $2,078,782      6.7%      $2,069,541       7.0%
                ==========      ---     ==========      ---       ==========       ===

         Discover Bank calculates the percentages by dividing the delinquent amount by the average receivables outstanding for each period. The delinquent amount is the average of the monthly ending balances of delinquent accounts during the periods indicated. The average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

         SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:

                                                           YEAR ENDED NOVEMBER 30,
                                                   ------------------------------------------
                                                       2000           1999           1998
                                                       ----           ----           ----
                                                             (DOLLARS IN THOUSANDS)
                                                             ----------------------
        Average Receivables Outstanding......      $41,064,509    $31,554,086     $29,749,158
        Gross Charge-Offs....................      $ 2,059,933    $ 1,955,514     $ 2,215,002
        Gross Charge-Offs as an Annualized
           Percentage of Average Receivables
           Outstanding.......................         5.02%          6.20%            7.45%

         Average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

         SUMMARY PAYMENT RATE INFORMATION. Discover Bank calculates the monthly payment rate by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month. Discover Bank calculates the average monthly payment rate for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period. The accounts in the Discover Card portfolio have had the following historical monthly payment rates:

                                                    YEAR ENDED NOVEMBER 30,
                                                 ----------------------------
                                                  2000       1999       1998
                                                  ----       ----       ----
          Average Monthly Payment Rate.....      16.24%     16.73%     15.42%
          Highest Monthly Payment Rate......     17.25%     17.83%     17.01%
          Lowest Monthly Payment Rate.......     14.75%     15.19%     13.90%








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